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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            TELOCITY DELAWARE, INC.
             (Exact Name of Registrant as Specified in its Charter)



                DELAWARE                                77-0467929
        (State of Incorporation)            (I.R.S. Employer Identification No.)

     10355 NORTH DEANZA BOULEVARD
        CUPERTINO, CALIFORNIA                              95014
(Address of Principal Executive Offices)                 (Zip Code)

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-94271 (if applicable).

     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

             Title of Each Class              Name Of Each Exchange On Which
             To Be So Registered              Each Class Is To Be Registered

                Not Applicable                      Not Applicable

     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, par value $0.001
                                (Title of class)

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Item 1. Description of Registrant's Securities to be Registered

     The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (Commission File No. 333-94271), filed with the Securities and Exchange Commission (the "Form S-1 Registration Statement"), is hereby incorporated by reference.

Item 2.    Exhibits

     The following exhibits are filed as part of this Registration Statement:

     1. Restated Certificate of Incorporation of Registrant, as subsequently amended by Certificate of Amendment of Restated Certificate of Incorporation of Registrant, incorporated by reference to Exhibit 3.1 of the Registrant's Form S-1 Registration Statement.

     2. Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration Statement.

     3. Second Amended and Restated Investor Rights Agreement dated December 13, 1999, incorporated by reference to Exhibit 10.8 of the Registrant's Form S-1 Registration Statement.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        TELOCITY DELAWARE, INC.

Date:  March 24, 2000


                                        By: /s/ EDWARD HAYES
                                            ------------------------------------
                                            Edward Hayes
                                            Executive Vice President and
                                            Chief Financial Officer




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                                  EXHIBIT INDEX

  Exhibit                             Exhibit
  Number

    1 Restated Certificate of Incorporation of Registrant, as subsequently amended by Certificate of Amendment of Restated Certificate of Incorporation of Registrant, incorporated by reference to Exhibit 3.1 of the Registrant's Form S-1 Registration Statement.

    2 Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration Statement.

    3 Second Amended and Restated Rights Agreement dated December 13, 1999, incorporated by reference to Exhibit 10.8 of the Registrant's Form S-1
          Registration Statement.


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